EXHIBIT 24

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Frank G. Berris Frank G. Berris Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Lawrence D. Bradford Lawrence D. Bradford Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/William F. Cutler, Jr. William F. Cutler, Jr. Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Lewis G. Emmons Lewis G. Emmons Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Stuart Goodfellow Stuart Goodfellow Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 20, 2002	/s/Bruce A. Johnson Bruce A. Johnson Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Paul L. Johnson Paul L. Johnson Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Jon E. Pike Jon E. Pike Director and Chairman of the Board

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD and THOMAS L. LAMPEN, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Linda R. Pitsch Linda R. Pitsch Director

LIMITED POWER OF ATTORNEY

          The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., does hereby appoint, JAMES A. BOSSERD, THOMAS L. LAMPEN and LINDA R. PITSCH, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of ChoiceOne Financial Services, Inc., a Form S-8 Registration Statement of ChoiceOne Financial Services, Inc. for the ChoiceOne Financial Services, Inc. Amended and Restated Executive Stock Incentive Plan, any and all pre-effective or post-effective amendments to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

June 19, 2002	/s/Andrew W. Zamiara Andrew W. Zamiara Director